EXHIBIT 99.3

Last Updated      1/28/2005

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$34	$55	$95	$15	200	$19
2	Pinnacle West Energy	(18)	(11)	6	(23)	(47)	(46)
3	APS Energy Services	2	1	1	(1)	3	(13)
4	SunCor	2	4	4	31	41	(5)
5	El Dorado	—	34	—	—	33	33
6	Parent Company	10	(11)	(2)	7	5	21

7	Income From Continuing Operations	30	72	104	29	235	9

8a	Income From Discontinued Operations - Net of Tax	1	1	1	5	8	(7)
8b	Cumulative Effect of Change in Accounting - Net of Tax	—	—	—	—	—	—

9	Net Income	$31	$73	$105	$34	$243	$2

	EARNINGS PER SHARE BY SUBSIDIARY - DILUTED

10	Arizona Public Service	$0.38	$0.60	$1.04	$0.16	$2.18	$0.20
11	Pinnacle West Energy	(0.20)	(0.13)	0.07	(0.25)	(0.51)	(0.50)
12	APS Energy Services	0.02	0.01	0.01	(0.01)	0.03	(0.15)
13	SunCor	0.02	0.04	0.05	0.034	0.45	(0.05)
14	El Dorado	—	0.37	—	—	0.36	0.37
15	Parent Company	0.12	(0.12)	(0.03)	0.08	0.06	0.23

16	Income From Continuing Operations	0.34	0.77	1.14	0.32	2.57	0.10

17a	Income From Discontinued Operations - Net of Tax	0.01	0.02	0.01	0.05	0.09	(0.07)
17b	Cumulative Effect of Change in Accounting - Net of Tax	—	—	—	—	—	—

18	Net Income	$0.35	$0.79	$1.15	$0.37	$2.66	$0.03

19	BOOK VALUE PER SHARE	$31.19	$31.68	$32.55	$32.24	$32.24	$1.27

	COMMON SHARES OUTSTANDING - DILUTED (Thousands)
20	Average	91,376	91,400	91,491	91,779	91,532	127
21	End of Period	91,310	91,309	91,443	91,793	91,793	505

See Glossary of Terms.

Last Updated      1/28/2005

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	Regulated Electricity Segment
	Retail
22	Residential	$189	$245	$360	$190	$984	$27
23	Business	211	257	289	222	979	26

24	Total retail	400	502	649	412	1,963	53
	Wholesale revenue on delivered electricity
25	Traditional contracts	3	4	6	3	16	1
26	Retail load hedge management	—	—	—	—	—	—
27	Transmission for others	8	8	8	8	32	5
28	Other miscellaneous services	4	6	8	6	24	(2)

29	Total regulated electricity	415	520	671	429	2,035	57

	Marketing and Trading Segment
	Delivered marketing and trading
30	Generation sales other than native load	10	30	39	56	135	47
31	Realized margins on electricity trading (a)	5	12	9	10	36	14
32	Other delivered electricity (a)	66	71	77	65	279	(29)

33	Total delivered marketing and trading	81	113	125	131	450	32

	Other Marketing and Trading
34	Realized margins on delivered commodities other than electricity (a)	(2)	2	(1)	(3)	(4)	4
35	Prior period mark-to-market (gains) losses on contracts delivered during current period (a)	1	(4)	(3)	(1)	(5)	6
36	Change in mark-to-market for future-period deliveries	8	4	8	3	21	28

37	Total other marketing and trading	7	2	4	(1)	12	38

38	Total marketing and trading	88	115	129	130	462	70

39	Total electric operating revenues	$503	$635	$800	$559	$2,497	$127

(a)	The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 39 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 35 are included in lines 31, 32 and 34. For example, line 35 shows that a prior-period mark-to-market gain of $1 million was transferred to “realized” for the fourth quarter of 2004. Lines 31, 32 and 34 include amounts totaling $1 million of realized gain for the fourth quarter of 2004.

See Glossary of Terms.	Page 2 of 8

Last Updated      1/28/2005

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ELECTRIC SALES (GWH)

	Regulated Electricity Segment
	Retail sales
40	Residential	2,410	2,722	4,028	2,368	11,528	381
41	Business	3,051	3,602	3,937	3,236	13,826	410

42	Total retail	5,461	6,324	7,965	5,604	25,354	791
	Wholesale electricity delivered
43	Traditional contracts	138	195	210	167	710	210
44	Retail load hedge management	169	731	943	889	2,732	1,639

45	Total regulated electricity	5,768	7,250	9,118	6,660	28,796	2,640

	Marketing and Trading Segment
	Delivered marketing and trading
46	Generation sales other than native load	358	705	636	1,018	2,717	571
47	Electricity trading	4,198	5,243	7,050	6,225	22,716	1,411
48	Other delivered electricity	1,140	1,195	1,309	1,105	4,749	(602)

49	Total delivered marketing and trading	5,696	7,143	8,995	8,348	30,182	1,380

50	Total electric sales	11,464	14,393	18,113	15,008	58,978	4,020

See Glossary of Terms.	Page 3 of 8

Last Updated       1/28/2005

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS
	(Dollars in Millions)

	Realized and Mark-To-Market Components
	Current Period Effects
	Realized margin on delivered commodities
	Electricity
51	Generation sales other than native load	$3	$2	$5	$6	$16	$9
52	Other electricity marketing and trading (a)	11	17	12	12	52	(14)

53	Total electricity	14	19	17	18	68	(5)
54	Other commodities (a)	(2)	2	(1)	(3)	(4)	4

55	Total realized margin	12	21	16	15	64	(1)

	Prior-period mark-to-market (gains) losses on contracts delivered during current period
56	Electricity (a)	(1)	(2)	(3)	(2)	(7)	7
57	Other commodities (a)	2	(2)	—	1	2	(1)
58	Charge related to trading activities with Enron and its affiliates	—	—	—	—	—	—

59	Subtotal	1	(4)	(3)	(1)	(5)	6

60	Total current period effects (b)	13	17	13	14	59	5

	Change in mark-to-market gains (losses) for future period deliveries (b)
61	Electricity	7	3	—	5	14	22
62	Other commodities	1	1	8	(2)	7	6

63	Total future period effects	8	4	8	3	21	28

64	Total gross margin	$21	$21	$21	$17	$80	$33

Future Marketing and Trading Mark-to-Market Realization

As of December 31, 2004, Pinnacle West had accumulated mark-to-market net gains of $39 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2005, $15 million; 2006, $6 million and thereafter, $18 million.

(a)	The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 60 and in line 64 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 56 are included in line 52. The opposites of amounts included in line 57 are included in line 54. For example, line 56 shows that a prior-period mark-to-market gain of $2 million was transferred to “realized” for the fourth quarter of 2004. A $2 million realized gain is included in the $12 million on line 52 for the fourth quarter of 2004.

(b)	Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.	Page 4 of 8

Last Updated           1/28/2005

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (continued)
	(Dollars in Millions)
	By Commodity Sold or Traded
65	Electricity	$20	$20	$15	$21	$76	$24
66	Natural gas	1	—	6	(4)	3	—
67	Coal	—	—	—	—	—	2
68	Emission allowances	—	1	—	—	1	8
69	Other	—	—	—	—	—	(1)

70	Total gross margin	$21	$21	$21	$17	$80	$33

	By Pinnacle West Entity
	Parent company marketing and trading division
71	Generation sales other than native load	$—	$—	$—	$—	$—	$2
72	Other marketing and trading	12	7	5	1	25	28
	APS
73	Generation sales other than native load	3	3	1	5	12	1
74	Other marketing and trading	(8)	(3)	1	(7)	(17)	(14)
	Pinnacle West Energy
75	Generation sales other than native load	—	—	4	1	5	7
76	Other marketing and trading	10	10	6	15	41	31
	APS ES
77	Other marketing and trading	4	4	4	2	14	(22)

78	Total gross margin before income taxes	$21	$21	$21	$17	$80	$33

See Glossary of Terms.	Page 5 of 8

Last Updated      1/28/2005

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
79	Residential	855,754	852,594	856,353	871,575	859,069	30,703
80	Business	105,502	106,517	107,583	108,860	107,115	4,019

81	Total	961,256	959,111	963,936	980,435	966,184	34,722
82	Wholesale customers	81	82	85	77	81	15

83	Total customers	961,337	959,193	964,021	980,512	966,265	34,737

84	Customer Growth (% over prior year)	3.4%	3.8%	3.9%	3.9%	3.7%	0.4%

	RETAIL SALES (GWH) - WEATHER NORMALIZED

85	Residential	2,383	2,745	4,159	2,361	11,648	749
86	Business	3,007	3,621	4,014	3,248	13,890	524

87	Total	5,390	6,366	8,173	5,609	25,538	1,273

	RETAIL USAGE (KWh/Average Customer)

88	Residential	2,816	3,193	4,704	2,717	13,419	(38)
89	Business	28,919	33,816	36,595	29,726	129,076	(1,055)

	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)

90	Residential	2,784	3,220	4,857	2,709	13,559	402
91	Business	28,502	33,990	37,312	29,834	129,669	23

	ELECTRICITY DEMAND (MW)

92	System peak demand	3,979	5,608	6,402	4,432	6,402	70

See Glossary of Terms.	Page 6 of 8

Last Updated                                   1/28/2005

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ENERGY SOURCES (GWH)

	Generation production
93	Nuclear	2,148	1,860	2,364	1,812	8,184	(131)
94	Coal	2,887	3,035	3,417	3,327	12,666	1,300
95	Gas, oil and other	363	1,361	2,702	1,076	5,502	(589)

96	Total	5,398	6,256	8,483	6,215	26,352	580

	Purchased power
97	Firm load	701	1,533	1,068	1,024	4,326	1,215
98	Marketing and trading	5,507	7,169	9,302	8,219	30,197	2,448

99	Total	6,208	8,702	10,370	9,243	34,523	3,663

100	Total energy sources	11,606	14,958	18,853	15,458	60,875	4,243

	POWER PLANT PERFORMANCE

	Capacity Factors
101	Nuclear	88%	77%	96%	74%	84%	(3)%
102	Coal	77%	81%	90%	88%	84%	8%
103	Gas, oil and other	5%	20%	38%	12%	18%	(10)%
104	System average	44%	50%	64%	48%	51%	(4)%

	Generation Capacity Out of Service and Replaced for Native Load (average MW/day)
105	Nuclear	135	233	13	261	161	29
106	Coal	149	153	63	61	107	(163)
107	Gas	49	47	39	34	42	(163)

108	Total	333	433	115	356	310	(296)

109	Generation Fuel Cost ($/MWh)	$11.17	$18.59	$20.73	$20.90	$18.31	$0.95

See Glossary of Terms.	Page 7 of 8

Last Updated                                   1/28/2005

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ENERGY MARKET INDICATORS (a)

	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
110	Palo Verde	$43.73	$50.36	$51.86	$51.23	$49.30	$0.70
111	SP15	$48.37	$54.73	$57.09	$60.62	$55.20	$3.82
	Off-Peak
112	Palo Verde	$33.66	$33.74	$33.37	$38.21	$34.75	$2.72
113	SP15	$36.90	$37.32	$37.18	$43.07	$38.62	$3.96

	WEATHER INDICATORS

	Actual
114	Cooling degree-days	273	1,598	2,471	352	4,694	(205)
115	Heating degree-days	552	11	—	422	985	249
116	Average humidity	39%	19%	26%	45%	32%	1%
	10-Year Averages
117	Cooling degree-days	80	1,491	2,540	420	4,531	420
118	Heating degree-days	521	36	—	415	972	415
119	Average humidity	43%	24%	33%	40%	35%	0%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (b) (d)
120	Single-family	10,045	13,636	14,111	6,822	44,614	4,963
121	Multi-family	1,757	1,324	2,149	992	6,222	(505)

122	Total	11,802	14,960	16,260	7,814	50,836	4,458

	Arizona Job Growth (c) (d)
123	Payroll job growth (% over prior year)	2.2%	2.4%	2.4%	2.8%	2.4%	1.4%
124	Unemployment rate (%, seasonally adjusted)	5.1%	5.1%	4.5%	4.7%	4.8%	(0.9)%

Sources:

(a)	This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

(d)	The economic indicators reflect latest available data through periods ending November 2004.

See Glossary of Terms.	Page 8 of 8